VOLUMETRIC FUND, INC.

To Our Shareholders:

	For the quarter ended December 31, 2000, Volumetric Fund's net asset value (NAV) rose 6.7%, in spite of a declining stock market. Our NAV closed the year 2000 at $18.16, down only 1.8% in this very difficult year. As the table below indicates, Volumetric had significantly beat the major market indexes in the fourth quarter and, to a lesser extent, for the year. The main reason for our success has been the discovery and introduction of an advanced "Strength and Protection" system in September. By the way, the year 2000 was the Dow's worst since 1981, the S&P 500's worst since 1977 and the NASDAQ's worst year ever. The chief culprits were steadily rising interest rates and the collapsing tech stock bubble.

                               4th             Year
                             Quarter           2000
                             -------          ------
Volumetric Fund              + 6.7%           - 1.8%
NYSE Index                   - 1.0            + 1.0
Dow-Jones Industrials        + 1.3            - 6.2
S&P 500                      - 8.1            -10.4
NASDAQ                       -32.7            -39.3

	The Volumetric Index closed the year 2000 at $139,355, only 1.9% away from its all time record high of $141,942. As you may recall, the Index measures the value of a hypothetical investment of $10,000 in Volumetric Fund on January 1, 1979. Our average annual return over the past 22 years was 13.3%, as compared to the NYSE Index that had a 12.5% average return during the same period.

FOURTH QUARTER PORTFOLIO CHANGES
	As of December 31, the Fund had net assets of $18.3 million with a cash position of 6.7%. We had 65 stocks in our portfolio. Out of these, we had 58 gainers and only 7 losers. Not one of our stocks was down more than 12% from its purchase price. The Fund's five best performing stocks at year-end were:
Forest Laboratories, up 174%, Toll Brothers, up 122%, National Oilwell, up
110%, Greenpoint Financial, up 81% and Washington Mutual, up 77%. We have reduced our position in Forest Laboratories, by taking some profits.

	The following stocks were added to our portfolio in the fourth quarter:
Carnival Corp., Costco Wholesale, Dillard Department Stores, Donnelley RR, Du Pont, Eaton, Electronic Data Systems, Ethan Allen, FMC, International Paper, Jefferson Pilot, Johnson & Johnson, Liz Claiborne, Longview Fiber, Minnesota Mining & Manufacturing, Mohawk, Motorola, Nasdaq 100 Trust, National Service Industries, North Fork Bancorp, Nucor, Pfizer, Rockwell International, S&P 400 Midcap Trust, Sara Lee, Sensormatic Electronics, Sonoco Products, Southwest Gas, Tektronix, Wal-Mart and Westvaco.

	The following stocks were sold: Chase Manhattan, Compaq, General Electric, Guidant, Harley Davidson, IBM, Interstate Bakeries, JP Morgan, Kent Electronics, Limited, Norfolk Southern, Qwest, Raymond James Financial, Ryder System, S&P 500 Depositories, Tenet Healthcare, Tyco Internationals and Varco.

DISTRIBUTIONS
	On December 29, 2000, Volumetric Fund declared an annual distribution of $0.58 per share to shareholders of record of the same date. This distribution represents $0.55 per share capital gain distribution and $0.03 per share ordinary dividend. Reinvesting shareholders received 3.19% more Volumetric shares on January 1, 2001. At the same time, the Fund's NAV was reduced by $0.58 per share from the year-end NAV of $18.16 to the reinvestment price of $17.58. Concurrently, our all time record high was adjusted to $17.93 on January 1, 2001.

UPDATE AND OUTLOOK

	Due mostly to interest rate cuts by the Fed, most stock market indexes
advanced moderately  in     January. However, they gave back all their gains
and then some in early February. Volumetric's NAV was $17.58, as of February
15, unchanged from the beginning of the year. Despite the flat start, we are optimistic that an above average return may be achieved in 2001 for the following reasons:
	1) Lower Interest Rates. The Fed has already lowered interest rates twice this year. We expect several additional cuts in the year ahead. History shows that decreasing interest rates are bullish for the stock market.
	2) Tax Cut. A tax-cut plan is expected to pass in Congress to stimulate the slowing economy.
	3) Improved "Strength And Protection" System. Last September Volumetric Advisers' research discovered an improvement for our "Strength and Protection" system. As an early sign of its success, just look at our results on page 1 of this report. More impressively, mutual fund results published in The Wall Street Journal (January 8, 2001) indicate that Volumetric beat 48 out of the
50 largest stock funds in the fourth quarter of 2000. Our Fund was up 6.7%, but the median of the largest 50 stock funds was down 7.8% for the quarter.
	4) January Barometer. 	Since 1950, the "January Barometer" has
predicted the annual course of the stock market with 90% accuracy. Since the stock market closed up in January of 2001, this should be an up year also.
	5) Two Flat Years Are Followed By A Strong Year. Volumetric's history shows that whenever there were 2 years in a row with flat returns, it was followed by a strong year. For example, the combined return for 1986/87 was 5.8%. This was followed by a 20.0% return in 1988. In 1993/94 our two-year return was -0.3% which was followed by a 17.3% gain in 1995. Our return in 1999/2000 was 3.5%. If past history is any guide, we should have a good 2001.
	6) Insiders Are Buying. Several officers and directors of the Fund have made additional investments in Volumetric Fund during January in anticipation of a good year.
	7) Years Ending With 1 Have Been Our Best. Here is an interesting tidbit. The Fund's average return for years 1981 and 1991 was 26.1%. This is better than the average returns of years ending with any other number. Let's see what happens in 2001.
 . 	We believe, that Volumetric with its disciplined and systematic approach is well positioned for all kinds of markets. Our objective is not only growth but also protection; so shareholders can sleep well at night. Thank you for your confidence. Please call us, if you have any questions.

February 15, 2001			    Sincerely,



	     Gabriel  J. Gibs			Irene J. Zawitkowski
	     President					Executive Vice President


THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

Comparision of Change in the Value of a $10,000 Investment in Volumetric
       Fund Versus the New York Stock Exchange Composite Index*
                      (Years Ending 12/31)



YEAR         VOLUMETRIC       NYSE INDEX
1978          $10,000          $10,000
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142


Average Annual Total Returns Of The Fund(as of 12/31/00)*

1 Year   5 Years   10 Years   Since 1/1/79
 -1.8%     9.5%     11.1%        13.3%

*All distributions and dividends were reinvested. Past performance is not predicitive of future performance.













                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31           2000      1999     1998     1997    1996
                                    ------   ------   ------   ------   -----
Net asset value, beginning of year  $19.66   $19.25   $20.30   $18.38  $16.81
Income from investment operations:
  Net investment income              (0.04)   (0.06)   (0.02)   (0.03)   0.03
  Net realized and unrealized
     gains and losses on securities  (0.38)    1.03     1.86     3.16    2.44
                                     -----    -----    -----    -----   -----
 Total from investment operations    (0.34)    0.97     1.84     3.13    2.47
                                     -----    -----    -----    -----   -----
Less distributions from:
   Net investment income              0.00     0.00     0.00     0.00  (0.06)
   Capital gains                     (1.16)   (0.56)   (2.89)   (1.21) (0.84)
                                     ------   ------   ------   ------ ------
Total distributions                  (1.16)   (0.56)   (2.89)   (1.21) (0.90)
                                     ------   ------   ------   ------ ------
Net asset value, end of year        $18.16   $19.66   $19.25   $20.30  $18.38
                                    =======  =======  ======== ======= ======
Total return                        (1.76%)   5.19%   10.57%   18.23%  15.52%
                                    =======   ======  =======  ======  ======

Ratios and Supplemental Data:
Net assets, end of period
  (in thousands)                   $18,340   $21,044  $20,539  $17,832 $14,286
Ratio of expenses to average
   net assets                        1.95%     1.90%    1.97%    1.96%   1.99%
Ratio of net investment income to
 average net assets                  0.21%    (0.32%)  (0.13%)  (0.17%)  0.19%
Portfolio turnover rate               248%      232%     237%    213%     154%



   The accompanying notes are an integral part of these financial statements.



















         VOLUMETRIC FUND, INC.
 STATEMENT OF ASSETS AND LIABILITIES
          December 31, 2000


COMMON STOCKS: 93.3%
                                        MARKET
SHARES  COMPANY                          VALUE
        Aerospace/Defense: 2.5%
 4,500  Rockwell International    $     214,313
 3,000  United Technologies             235,875
                                      ---------
                                        450,188
                                      ---------
        Airlines: 1.5%
 7,000  AMR Corp.*                      274,313
                                      ---------

        Banking:  6.8%
 6,600  BB & T Corp.                    246,263
 6,000  Citigroup                       306,375
15,000  Hibernia Corp.                  191,250
10,000  North Fork Bancorp              245,625
 6,600  Summit Bancorp                  252,038
                                      ---------
                                      1,241,551
                                      ---------
        Building/Construction: 5.1%
 6,800  Centex                          255,425
10,000  Kaufman & Broad Home            336,875
 8,500  Toll Brothers*                  347,438
                                      ---------
                                        939,738
                                      ---------
        Business Services: 1.1%
 7,500  Donnelley (RR) & Sons           202,500
                                      ---------
        Chemicals: 4.0%
 4,200  Du Pont                         202,913
13,500  Olin                            298,688
 5,100  Praxair                         226,313
                                      ---------
                                        727,914
                                      ---------
        Computers, Software: 2.8%
11,000  Cadence Design*                 302,500
 3,500  Electronic Data Systems         202,125
                                      ---------
                                        504,625
                                      ---------

        Consumer Products: 1.3%
 3,000  Procter & Gamble                235,313
                                       --------
        Drugs: 4.2%
 2,600  Forest Laboratories*            345,475
 2,000  Johnson & Johnson               210,125
 4,500  Pfizer                          207,000
                                       --------
                                        762,600
                                       --------

        Electrical/Electronics: 5.0%
10,000  Motorola                        202,500
10,000  Sensormatic Electronics*        200,625
 6,900  Tektronix*                      232,444
 9,500  Thermo Electron*                282,625
                                       --------
                                        918,194
                                       --------
        Financial Services: 1.6%
 4,300  Freddie Mac                     296,163
                                       --------
        Foods: 2.6%
 9,800  Sara Lee                        240,713
                                       --------


10,000  Sensient Technology             227,500
                                       --------
                                        468,213

        Forest Products: 4.7%
 6,200  International Paper             253,038
15,000  Longview Fiber                  202,500
10,000  Sonoco Products                 216,250
 6,800  Westvaco Corp.                  198,475
                                       --------
                                        870,263
                                       --------
        Indexes: 9.6%
 3,500  Dow-Jones Depository Receipts   373,735
13,000  Nasdaq 100 Trust*               758,875
 6,700  S&P 400 Mid-Cap Depository Rec  632,313
                                      ---------
                                      1,764,923
                                      ---------
        Insurance: 2.6%
 2,800  Jefferson Pilot                 209,300
 8,000  SAFECO                          263,000
                                      ---------
                                        472,300
                                      ---------
        Leisure/Entert.: 1.1%
 6,500  Carnival Corp.                  200,281
                                      ---------
        Machinery: 0.9%
10,000  Brunswick                 $     164,375
                                      ---------
        Medical/Healthcare: 1.4%
 3,000  Baxter International            264,938
                                      ---------
        Metals/Steel: 2.0%
10,000  Inco Limited*                   167,600
 5,000  Nucor                           198,438
                                       --------
                                        366,038
                                       --------

        Misc./Diversified: 6.4%
 6,300  Cooper Inudustries              289,406
 2,700  Eaton Corp.                     203,006
 3,000  FMC Corp*                       215,063
 2,000  Minnesota Mining & Mfg.         241,000
 9,000  National Service Industries     231,188
                                      ---------
                                      1,179,663
                                      ---------
        Oil/Oil Services: 5.9%
13,000  Global Marine*                  368,875
12,000  National Oilwell*               464,250
 8,000  Ultramar Diamond                247,000
                                      ---------
                                      1,080,125
                                      ---------
        Real Estate: 1.4%
20,000  Host Marriott                   258,750
                                      ---------
        Retail: 6.2%
 5,200  Costco Wholesale*               207,675
17,000  Dillard Department Stores       200,813
 7,300  Ethan Allen Interiors           244,550
10,000  Kroger*                         270,625
 4,000  Wal-Mart                        212,500
                                      ---------
                                      1,136,163
                                      ---------
        Savings & Loan: 3.9%
 8,500  Greenpoint Financial            347,969
 7,000  Washington Mutual               371,438
                                       --------
                                        719,407
                                       --------
        Shoes: 1.4%
17,000  Wolverine World Wide            259,250
                                       --------

        Textile/Apparel: 3.6%
 5,100  Liz Claiborne                   212,288
10,000  Mohawk Industries*              273,750
12,400  Nautica                         188,906
                                      ---------
                                        674,944
                                      ---------
        Utilities: 3.7%
 7,000  Cinergy                         245,875
 8,600  Kansas City Power & Light       235,963
 9,200  Southwest Gas                   201,250
                                       --------
                                        683,088
                                       --------
TOTAL COMMON STOCKS
(COST: $14,160,667)                  17,115,810
                                     ----------

CASH EQUIVALENTS/RECEIVABLES: 6.7%
   Cash                                  45,046
   Chase Vista Instit. Money
      Market acct.                    2,528,502
   Receivable from brokers, others        6,390
   Dividends and interest receivable     37,136
                                     ----------
TOTAL CASH EQUIVS / RECEIVABLES       2,617,074
                                     ----------
TOTAL ASSETS                         19,732,884
                                     ----------
LIABILITIES: Payable to brokers      (1,363,317)
Payable for shares redeemed             (27,849)
                                     -----------
TOTAL LIABILITIES                    (1,391,166)
                                     -----------
NET ASSETS                         $  18,341,718
                                   =============
VOLUMETRIC SHARES OUTSTANDING          1,009,735
                                      ----------
NET ASSET VALUE PER SHARE                 $18.16
                                      ==========
NUMBER OF SHAREHOLDER ACCOUNTS             1,084
                                      ----------
*Security is non-income producing.










                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
        For the Year Ended December 31, 2000


INVESTMENT INCOME
  Dividends.........................................$   200,537
  Interest..........................................    195,040
                                                     ----------
     TOTAL INVESTMENT INCOME........................    395,577
EXPENSES
  Management fee (Note 2)...........................    357,152
                                                     ----------
  INVESTMENT INCOME - NET...........................     38,425
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................    552,242
  Unrealized appreciation of investments
     Beginning of year............... $ 3,993,713
     End of year........................2,955,143
                                      -----------
  Decrease in unrealized appreciation...............  (1,038,570)
                                                     ------------
NET LOSS ON INVESTMENTS..............................   (486,328)
                                                     ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................. $  (447,903)
                                                    =============


                     VOLUMETRIC FUND, INC.
              STATEMENT OF CHANGES IN NET ASSETS

                                             For the Years Ended

                                         12/31/2000       12/31/1999
                                         ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income - net.................      38,425         $ (67,378)
Net realized gain on investments........     552,242         1,237,863
Decrease in unrealized appreciation.....  (1,038,570)         (131,353)
                                          ----------         ----------
   NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS...................    (447,903)        1,039,132
                                          ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
From realized gain on investments         (1,241,838)         (597,637)
                                          -----------        ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase (decrease) from capital
  share transactions...................   (1,012,417)           63,108
                                           ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS..   (2,702,158)          504,603
NET ASSETS:
    BEGINNING OF YEAR..................   21,043,876        20,539,273
                                         -----------      -------------
    END OF YEAR.......................   $18,341,718      $ 21,043,876
                                         ============     ============

   The accompanying notes are an integral part of these financial statements



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
The Fund, incorporated on July 25, 1986, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
a) Valuation of Securities: Each security  is valued at the last reported sales price.
b) Securities Transactions and Investment Income: Securities are
recorded on a trade date basis. Realized gains and losses are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.
c) Federal Income Taxes: The Fund as a Regulated Investment Company
complies with Subchapter M of the Internal Revenue Code and
distributes to its shareholders all net taxable income.
d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 2000 contain 1999's distributions. Distributions are taxable to shareholders in the year earned by the
Fund. During the two years ending December 31, 2000, the Board of
Directors declared  the following distributions:
                              2000                  1999
	                        ----                  ----
Record Date:              December 31, 2000      December 31, 1999
Ex-Dividend Date:         January 2, 2001        January 3, 2000
Payment Date:             January 9, 2001        January 7, 2000
Distribution:             $ 0.58 per share       $ 1.16 per share

e) Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

2. Management Fee

The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund. Pursuant to the advisory agreement, the Adviser manages the Fund, provides investment advice and performs as the Fund's transfer agent.

The Fund's only expense is its Advisory fee. All other expenses of the Fund including officer salaries, professional fees, custodian fees, registration fees, state franchise taxes, marketing expenses, insurance, shareholder reports and proxy statements are paid by the Investment Adviser.

As compensation for the above services, the Investment Adviser receives from the Fund a fee, payable monthly, at an annual rate of 2% of the first $10 million of Fund's average net assets, 1.9% of the next $15 million of average net assets, and thereafter declining incrementally to 1.5% on average net assets of over $100 million.












3. Capital Share Transactions

At December 31, 2000, there were 2,000,000 shares of $0.01 par value common stock authorized.
                                   Year Ended                Year Ended
                               December 31, 2000          December 31, 1999

                                 Shares      Amount          Shares    Amount
 Shares sold                     25,522    $ 446,390         67,114  $1,262,577
 Distributions reinvested        66,311    1,226,088         31,552     588,425
                                -------    ---------        -------   ---------
                                 91,833    1,672,478         98,666   1,851,002
 Shares redeemed               (152,648)  (2,684,895)       (95,326) (1,787,894)
                               ---------  -----------      ---------  ----------
 Net increase (decrease)        (60,815) $(1,012,417)         3,340  $   63,108
                               ========= ============      ========   ==========

4. Purchases and Sales of Securities

For the year ended December 31, 2000, purchases and sales of securities aggregated $44,148,626 and $45,326,944 respectively. At December 31, 2000, the cost of investments for Federal income tax purposes was $14,160,667. Accumulated net unrealized appreciation on investments was $2,955,143 consisting of $3,040,029 and $84,886 gross unrealized appreciation and depreciation, respectively.
5. Composition of Net Assets
    At December 31, 2000 Net Assets consisted of:
    Common stock at par value............................. $        10,097
    Capital paid in (including reinvested distributions)...     14,824,236
    Net unrealized appreciation of securities..............      2,955,143
    Undistributed net realized gains.......................        552,242
                                                               -----------
                                                               $18,341,718
                                                               ===========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund, Inc.:

    	We have audited the accompanying statement of assets and liabilities of Volumetric Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

	We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2000, by correspondence with the Fund's brokers and independent custodian. We believe that this audit provides a reasonable basis for our opinion.

	In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.

New York, New York                     Feuer, Orlando, Pye & Co.  LLP
February 12, 2001				   Certified Public Accountants







Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com



Investment Advisor                 Board of Directors
and
Transfer Agent                     William P. Behrens
                                   Jeffrey J. Castaldo
Volumetric Advisers, Inc.          George Curtis
Pearl River, New York              Richard C. Friedenberg
                                   Gabriel J. Gibs, Chairman
Custodian                          Wayne W. Moshier
                                   Marcel A. Olbrecht
The Chase Manhattan                Stephen J. Samitt
  Bank, N.A.                       David Seidenberg
New York, New York                 Raymond W. Sheriden
                                   Irene J. Zawitkowski

                                   Officers

                                   Gabriel J. Gibs
                                     President, Portfolio Manager
                                   Irene J. Zawitkowski
                                     Executive Vice President
                                   Jeffrey M. Gibs
                                     Senior Vice President
                                   Raymond W. Sheriden
                                     Vice President
                                   David L. Seidenberg
                                     Treasurer